Business Acquisitions (Tables)	12 Months Ended
Apr. 02, 2016
TriQuint Merger [Member]
Business Acquisition [Line Items]
Business Acquisition, Pro Forma Information [Table Text Block]
The following unaudited pro forma consolidated financial information for fiscal years 2015 and 2014 assumes that the Business Combination was completed as of March 31, 2013 (in thousands, except per share data):

	2015	2014
Revenue	$2,556,045	$2,037,466
Net income (loss)	30,447	(475,219)
Basic net income (loss) per share	$0.21	$(3.26)
Diluted net income (loss) per share	$0.20	$(3.26)